© 2013 Valley National Bank. Member FDIC. Equal Opportunity Lender. Investor Presentation Exhibit 99.1

© 2013  Valley National Bank. Member FDIC. Equal Opportunity Lender.

Forward Looking Statements
The foregoing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and include expressions about management’s confidence and strategies and management’s expectations about new and existing programs and products, acquisitions, relationships, opportunities, taxation, technology, market conditions and economic expectations. These statements may be identified by such forward-looking terminology as “should,” “expect,” “believe,” “view,” “opportunity,” “allow,” “continues,” “reflects,” “typically,”
“usually,” “anticipate,” or similar statements or variations of such terms. Such forward-looking statements involve certain risks and uncertainties. Actual results may differ materially from such forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to: a severe decline in the general economic conditions of New Jersey and the New York
Metropolitan area; higher than expected loan delinquencies, loss of collateral, decreased service revenues, and other potential negative effects on our business from the recent damages to our primary markets by Hurricane Sandy; declines in value in our investment portfolio, including additional other-than-
temporary impairment charges on our investment securities; unexpected significant declines in the loan portfolio due to the lack of economic expansion, increased competition, large prepayments or other factors; unanticipated deterioration in our loan portfolio; an unanticipated reduction in our
“originate and sell” residential mortgage strategy or a slowdown in new and refinanced residential mortgage loan activity; Valley’s inability to pay dividends at current levels, or at all, because of inadequate future earnings, regulatory restrictions or limitations, and changes in the composition of qualifying regulatory capital and minimum capital requirements (including those resulting from the U.S. implementation of Basel III requirements); higher than expected increases in our allowance for loan losses; higher than expected increases in loan losses or in the level of non-performing loans; (including additional losses and elevated levels of non-accrual loans caused by the lengthy foreclosure process in the State of New Jersey); unexpected changes in market interest rates for interest earning assets and/or interest bearing liabilities; higher than expected tax rates, including increases resulting from changes in tax laws, regulations and case law; an unexpected decline in real estate values within our market areas; charges against earnings related to the change in fair value of our junior subordinated debentures; higher than expected FDIC insurance assessments; the failure of other financial institutions with whom we have trading, clearing, counterparty and other financial relationships; lack of liquidity to fund our various cash obligations; unanticipated reduction in our deposit base; potential acquisitions that may disrupt our business; government intervention in the U.S. financial system and the effects of and changes in trade and monetary and fiscal policies and laws, including the interest rate policies of the Federal Reserve; legislative and regulatory actions (including the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulations) subject us to additional regulatory oversight which may result in higher compliance costs and/or require us to change our business model; changes in accounting policies or accounting standards; our inability to promptly adapt to technological changes; our internal controls and procedures may not be adequate to prevent losses; claims and litigation pertaining to fiduciary responsibility, environmental laws and other matters; the inability to realize expected revenue synergies from recent acquisitions in the amounts or in the timeframe anticipated; inability to retain customers and employees; lower than expected cash flows from purchased credit impaired loans; potential cyber attacks, computer viruses or other malware that may breach the security of our websites or other systems to obtain unauthorized access to confidential information, destroy data, disable or degrade service, or sabotage our systems; and other unexpected material adverse changes in our operations or earnings.
A detailed discussion of the risk factors that could affect our results is included under Part I, Item 1A of Valley National Bancorp’s Annual Report on Form
10-K for the year ended December 31, 2012. We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in our expectations. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.

Large Bank that Operates and Feels Like a Small Closely Held Company

Valley National Bank

© 2013  Valley National Bank. Member FDIC. Equal Opportunity Lender.
Valley National Bank
• Focus on Credit Quality
• Conservative Strategies
• Never Had a Losing Quarter
• Affluent and Heavily Populated
Footprint
• Strong Customer Service
• Experienced Senior and Executive
Management
• Large percentage of retail
ownership
–
Long-term investment approach
–
Focus on cash and stock
dividends
• Large insider ownership, family
members, retired employees and
retired directors
• Approximately 296 institutional
holders  or 49% of all shares held*
Our Approach

*Source: Bloomberg as of  4/29/2013

© 2013  Valley National Bank. Member FDIC. Equal Opportunity Lender.
Valley National Bank
• Traded on the NYSE (VLY)
• Regional Bank Holding Company
• Headquartered in Wayne, NJ
• Operates 209 Branches
Corporate Profile
– Northern NJ – Central NJ – Manhattan
– Brooklyn – Queens – Long Island
As of 3/31/2013
Total Assets $16.0 billion
Total Loans
(Covered, Non-Covered & HFS)
$10.9 billion
Total Deposits $11.3 billion
Market Cap
$1.8 billion*
*Source: Bloomberg as of  3/31/2013
As of 3/31/2013

1.50%
1.00%
0.50%
0.00%
NCO
Allowance
1.10%
1.11%
1.08%
0.23%
0.15%
0.35%
1Q 2012
4Q 2012
1Q 2013

600
400
200
0
$203
$531
$577
1Q 2012
4Q 2012
1Q 2013

20,000
15,000
10,000
5,000
0
10,702
15,153
17,388
2011
2012
2013*

Valley National Bank

© 2013  Valley National Bank. Member FDIC. Equal Opportunity Lender.
Valley’s 1Q 2013 Highlights
Highlights
• 1Q 2013 net income of $31.3 million or $0.16
diluted EPS compared to $34.5 million or $0.18
diluted EPS for 1Q 2012
• Residential mortgage originations totaled a
record high $577 million
• Total charge-offs were $9.9 million or 0.36% of
average total loans on an annualized basis
Residential Originations*
Net Charge-Offs & Allowance*
Dashboard
*Non-Covered Loans Only
As of 3/31/2013

*Originations expressed in millions
Residential Applications
*Annualized

© 2013  Valley National Bank. Member FDIC. Equal Opportunity Lender.
• Net Interest Income
–
Liquidity management
–
Potential accretion benefit from acquired institutions
–
Other balance sheet enhancements
• Non-Interest Income
–
Geographic expansion of residential mortgage
–
Service charges
• Non-Interest Expense
–
Salary & benefit reductions
–
Branch optimization
Valley’s 1Q 2013 Highlights
Opportunities

Intangible Assets 3%
Other Assets* 8%
Cash 6%
Securities 16%
Non-Covered Loans 66%
Covered Loans 1%
Commercial Real Estate 41%
Construction Loans 4%
Other Consumer 6%
Auto Loans 8%
Commercial Loans 19%
Residential Mortgages 22%

Valley National Bank

© 2013  Valley National Bank. Member FDIC. Equal Opportunity Lender.
Asset & Loan
Composition
Total Assets
$16.0 Billion
Non-Covered Loans (Gross)
$10.7 Billion
*Other Assets includes bank owned branch locations carried at a cost estimated by management to be significantly less than the current market value.
As of 3/31/2013

At 12/31/2009 – CRE 37%, Residential 21%, C&I 19%, Auto 11%, Other Consumer 7%, C&D 5%

$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
60% Average Increase
36% Average Increase
68% Average Increase
18% Average Increase
174,106
521,921
538,213
382,264
487,014
621,888
868,933
838,017
975,085
1,170,333
1,984,196
2,308,829
219,976
295,404
308,843
301,227
CRE
C&I
Residential
Consumer
2010
2011
2012
2013 YTD*

Valley National Bank

© 2013 Valley National Bank. Member FDIC. Equal Opportunity Lender. New Loan Originations Trend 3 year average increase between 2010 – 2013 *1Q 2013 Annualized 8

Retail
24%
19%
17%
12%
10%
7%
6%
2%
2%
1%

Valley National Bank

© 2013  Valley National Bank. Member FDIC. Equal Opportunity Lender.
Total Commercial Real Estate - $4.5 Billion
(Includes both Covered and Non-Covered Loans)
Primary
Property Type
$ Amount
(Millions)
% of
Total
Avg
LTV
2009
Avg LTV
Retail 1,061 24% 50%
50%
Apartments 834 19% 36%
49%
Industrial 763 17% 50%
53%
Office 514 12% 50%
54%
Mixed Use 458 10% 46%
46%
Healthcare 304 7% 59%
61%
Specialty 276 6% 49%
49%
Land Loans 111 2% 63%
58%
Residential 90 2% 50%
52%
Other 47 1% 39%
46%

-Average LTV based on current balances and most recent appraised value.
- LTV calculation excludes Covered Loans.
-The total CRE loan balance  is based on Valley’s internal loan hierarchy structure and does not reflect loan classifications reported in Valley’s SEC and bank regulatory reports.
-The chart above does not include $408 Million in Construction loans.
Commercial Real Estate
Diversified Portfolio
As of 3/31/2013

26%
22%
22%
9%
7%
5%
4%
3%
2%

Valley National Bank

© 2013  Valley National Bank. Member FDIC. Equal Opportunity Lender.
Total Retail Property Types - $1.1 Billion
(Non-Covered Loans)
Retail Property Type
% of
Total
Avg
LTV
2009
Avg LTV
Multi-Tenanted - No
Anchor
26% 53% 56%
Multi-Tenanted - Anchor 22% 51% 50%
Single Tenant 22% 51% 51%
Auto Dealership 9% 50% 50%
Private & Public Clubs 7% 33% 30%
Food Establishments 5% 54% 52%
Entertainment Facilities 4% 54% 43%
Private Education
Facilities
3% 45% 51%
Auto Servicing 2% 49% 53%
-Average LTV based on current balances and most recent appraised value
-The chart above excludes construction loans.

Retail Composition
Commercial Real Estate
As of 3/31/2013

31%
19%
17%
12%
11%
4%
3%
3%

Valley National Bank

© 2013  Valley National Bank. Member FDIC. Equal Opportunity Lender.
Primary Property
Type
$
Amount
(Millions)
% of Total 2009 % of
Total
Residential 128 31% 50%
Apartments 76 19% 2%
Retail 71 17% 8%
Land Loans 48 12% 13%
Mixed Use 47 11% 15%
Specialty 15 4% 1%
Healthcare 13 3% 2%
Other 10 3% 9%

Composition
Construction Loan
Total Construction Loans - $408 Million
(Non-Covered Loans)
-Construction loan balance is based on Valley’s internal loan hierarchy structure and does not reflect loan classifications reported in Valley’s SEC and bank regulatory reports.
As of 3/31/2013

2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
0.05%
0.49%
1.17%
One $5.0 Million Customer Fraud
0.19%
0.74%
1.27%
0.83%
0.14%
0.42%
0.27%
0.41%
0.32%
1.01%
CRE
C&I
C&D
Residential
Home Equity
Consumer
VLY
Peers

Valley National Bank

© 2013  Valley National Bank. Member FDIC. Equal Opportunity Lender.
Asset Quality
2013 YTD Net Charge-offs
Source: SNL Financial data for 1Q 2013 as of 5/20/2013
Peer group includes banks between $3 billion and $50 billion in assets
As of 3/31/2013

3%
10%
6%
3%
12%
66%

2%
5%
8%
36%
8%
9%
14%
18%

Valley National Bank

© 2013  Valley National Bank. Member FDIC. Equal Opportunity Lender.
Investment Portfolio
By Investment Grade Key Comments
Key Highlights & Composition
•
$2.5 billion investment portfolio
•
As part of Valley’s macro asset/liability
strategy, the bank continues to manage the
duration of its investment portfolio
•
No OTTI recognized during 1Q 2013 or 4Q
2012
•
Net gains on securities transactions were
$4.0 million ($2.3 million after taxes, or
$0.01 per common share) during 1Q 2013
and were immaterial during 4Q 2012
Investment Grade 2013
AAA 66%
AA 12%
A 3%
BBB 6%
Non Investment Grade 3%
Not Rated 10%
Investment Type 2009 2013
GSE MBS (GNMA)
30%
36%
State, County, Municipals
8%
18%
GSE MBS (FNMA/FHLMC)
28%
14%
Trust Preferred
13%
9%
US Treasury
9%
8%
Other
5%
8%
Corporate Bonds
3%
5%
Private Label MBS
4%
2%
By Investment Type
As of 3/31/2013

Other Liabilities 1%
Long-term Borrowings* 20%
Total Deposits 78%
Short-term Borrowings 1%
Non-Interest Bearing 32%
Time Deposits 22%
Interest Bearing 46%

Valley National Bank

© 2013  Valley National Bank. Member FDIC. Equal Opportunity Lender.
Liability & Deposit
Composition
Total Liabilities
$14.5 Billion
Total Deposits
$11.3 Billion
As of 3/31/2013

*includes junior subordinated debentures issued to capital trusts

32%
31%
30%
29%
28%
27%
28.8%
31.6%
31.6%
2011
2012
1Q 2013

4.4%
4.3%
4.2%
4.1%
4.0%
4.37%
4.21%
4.16%
2011
2012
2013 YTD

Valley National Bank

© 2013  Valley National Bank. Member FDIC. Equal Opportunity Lender.
Deposits & Borrowings
Non-Interest Bearing Deposits Key Comments
Cost of Long Term Borrowings
Key Highlights and Comments
•
1Q 2013 total cost of interest bearing
deposits declined 5 basis points to 0.66%
from 4Q 2012
•
1Q 2013 total cost of long-term borrowings
declined 6 basis points to 4.16% from 4Q
2012
•
NY deposits represent approximately 25% of
all deposits
*Period Ending Balances as % of Total Period Ending Deposits

LL Reserve 9%
Sub-debt 3%
Trust Preferred 13%
Tier I Common Capital 75%

Valley National Bank

© 2013  Valley National Bank. Member FDIC. Equal Opportunity Lender.
Significant estimated unrealized gains on the fair value of facilities, referenced in slide 7, are not reflected in capital ratios above.
*Non-GAAP reconciliations shown on slides 19 and 20
Capital Ratios
As of
3/31/2013
“Well
Capitalized”
Tangible Common Equity /
Tangible Assets
6.71% N/A
Tangible Common Equity /
Risk-Weighted Assets
9.26% N/A
Tier I Common Ratio 9.43% N/A
Tier I 11.08% 6.00%
Tier II 12.53% 10.00%
Leverage 8.16% 5.00%
Book Value $7.58 N/A
Tangible Book Value $5.25 N/A
Regulatory Capital
Composition & Ratios
As of 3/31/2013

Total tier II capital
$1.4 Billion

© 2013  Valley National Bank. Member FDIC. Equal Opportunity Lender.
Shareholder Returns

(1) All per share amounts have beenadjusted retroactively for stock splits and stock dividends during the periods presented. Data for the years prior to 2001 inthe table above exclude certain prior year results for merger transactions accounted for using the pooling-of-interests method.
(2) Previously reported results for 2011, 2010, 2009 and 2008 have been revised to reflect an increase in non-interest expense, which after taxes, reduced net income by $1.1 million, $1.2 million, $1.2 million and $1.3 million, respectively,and reduced basicand diluted earnings per common share by $0.01 foreach of these years. Total assets and the otherstatistical data presented in the table have been revised accordingly.
(3)  Net income includes other-than-temporary impairment charges on investment securities, net of tax benefit, totaling  $3.0 million, $12.2 million, $2.9 million, $4.0 million, $49.9 million, $10.4 million, and $3.0 million for the years ended 2012, 2011, 2010, 2009, 2008, 2007, and 2006, respectively.
Historical Financial Data (1) (Dollars in millions, except for share data)
1Q 2013
16,029 $    31.3 $       $0.16 0.79% 8.31% $0.16 N/A N/A
2012 16,013       143.6        0.73 0.91 9.57 0.65 5/12 - 5% Stock Dividend
2011 14,253       132.5        0.74 0.93 10.11 0.66 5/11 - 5% Stock Dividend
2010 14,151       130.0        0.73 0.92 10.23 0.65 5/10 - 5% Stock Dividend
2009 14,291       114.8        0.57 0.80 8.55 0.66 5/09 - 5% Stock Dividend
2008 14,724       92.3          0.57 0.68 8.61 0.66 5/08 - 5% Stock Dividend
2007 12,749       153.2        1.00 1.25 16.43 0.65 5/07 - 5% Stock Dividend
2006 12,395       163.7        1.04 1.33 17.24 0.64 5/06 - 5% Stock Dividend
2005 12,436       163.4        1.06 1.39 19.17 0.62 5/05 - 5% Stock Dividend
2004 10,763       154.4        1.05 1.51 22.77 0.60 5/04 - 5% Stock Dividend
2003 9,873         153.4        1.05 1.63 24.21 0.57 5/03 - 5% Stock Dividend
2002 9,148         154.6        1.01 1.78 23.59 0.54 5/02 - 5:4 Stock Split
2001 8,590         135.2        0.85 1.68 19.70 0.51 5/01 - 5% Stock Dividend
2000 6,426         106.8        0.82 1.72 20.28 0.48 5/00 - 5% Stock Dividend
1999 6,360         106.3        0.77 1.75 18.35 0.45 5/99 - 5% Stock Dividend
1998 5,541         97.3          0.74 1.82 18.47 0.41 5/98 - 5:4 Stock Split
1997 5,091         85.0          0.68 1.67 18.88 0.36 5/97 - 5% Stock Dividend
Period Ended
(2) Total Assets
Net
Income (3) Common Stock Splits and Dividends
Diluted
Earnings Per
Common
Share
Return on
Average
Assets
Return on
Average
Equity
Cash Dividends
Declared Per
Common Share

© 2013  Valley National Bank. Member FDIC. Equal Opportunity Lender.
For More Information
Log onto our web site:   www.valleynationalbank.com
E-mail requests to:   dgrenz@valleynationalbank.com
Call Shareholder Relations at: (973) 305-3380
Write to:  Valley National Bank
1455 Valley Road
Wayne, New Jersey 07470
Attn:     Dianne M. Grenz, First Senior Vice President
Director of Marketing, Shareholder & Public Relations
Log onto our website above or www.sec.gov to obtain free copies of documents filed by Valley with the SEC

© 2013  Valley National Bank. Member FDIC. Equal Opportunity Lender.
Total Equity $1,507,999 Total Assets $16,028,703
Plus: Net unrealized losses on securities
          available for sale
1,155
Less: Goodwill & Other Intangible Assets (463,206)
Plus: Accumulated net gains (losses) on cash
          flow hedges, net of tax
11,662
Total Tangible Assets  (TA) $15,565,497
Plus: Pension liability adjustment, net of tax 34,386 Total Equity $1,507,999
Less: Goodwill, net of tax (427,392) Less: Goodwill & Other Intangible Assets (463,206)
Less: Disallowed other intangible assets (15,340) Total Tangible Common Equity (TCE) $1,044,793
Less: Disallowed deferred tax assets (48,459)
Tier I Common Capital $1,064,011
Ratios
Plus: Trust preferred securities 186,313
TCE / TA 6.71%
Total Tier I Capital $1,250,324
TCE / RWA 9.26%
Plus: Qualifying allowance for credit losses $124,364
Plus: Qualifying sub debt 40,000
Tier I (Total Tier I / RWA)
11.08%
Total Tier II Capital
$1,414,688
Tier II (Total Tier II / RWA)
12.53%
Risk Weighted Assets (RWA) $11,288,237
Tier I Common Capital Ratio
(Tier 1 Common /RWA)
9.43%
3/31/2013
Non-GAAP Disclosure Reconciliations
($ in Thousands)

© 2013  Valley National Bank. Member FDIC. Equal Opportunity Lender.
3/31/2013
Non-GAAP Disclosure Reconciliations
($ in Thousands)
Common Shares Outstanding 199,045,938
Shareholders’ Equity $1,507,999
Less: Goodwill and Other
          Intangible Assets
(463,206)
Tangible Shareholders’ Equity $1,044,793
Tangible Book Value $5.25